SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2004

TenFold Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25661	83-0302610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

698 West 10000 South

South Jordan, Utah 84095

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 495-1010

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

On October 4, 2004, TenFold Corporation issued a press release providing a third quarter 2004 interim update. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. This information is furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued October 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENFOLD CORPORATION

By:	/s/ Nancy M. Harvey
Name:	Nancy M. Harvey
Title:	President, Chief Executive Officer and Chief Financial Officer

Dated: October 5, 2004

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release issued October 4, 2004.